EXHIBIT 10.1


                        AMENDMENT TO THE RIGHTS AGREEMENT

         AMENDMENT dated as of May 4, 2006 (this "Amendment") to the Rights Agreement dated as of July 10, 2003 (as amended by amendments thereto dated as of June 30, 2005 and March 14, 2005, the "Rights Agreement") between Mpower Holding Corporation (the "Company") and Continental Stock Transfer & Trust Company (the "Rights Agent"). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Rights Agreement.

                              W I T N E S S E T H:

         WHEREAS, the Company proposes to enter into an Agreement and Plan of Merger immediately following the execution and delivery hereof (as amended from time to time, the "Merger Agreement") by and among U.S. TelePacific Holdings Corp., a Delaware corporation ("Parent"), TPMC Acquisition Corp., a Delaware corporation and wholly owned subsidiary of Parent ("Merger Sub"), and the Company, providing for the merger (the "Merger") of the Merger Sub with and into the Company, with the Company continuing as the surviving corporation;

         WHEREAS, the Board of Directors of the Company has approved, authorized and adopted the Merger Agreement and the transactions contemplated thereby;

         WHEREAS, the Board of Directors of the Company has determined, in connection with the execution of the Merger Agreement, that it is desirable to amend the Rights Agreement to exempt the Merger Agreement, the execution thereof and the transactions contemplated thereby, including, without limitation, the Merger, from the application of the Rights Agreement as set forth in this Amendment;

         WHEREAS, no Person has as of the time immediately prior to this Amendment become an Acquiring Person and no Distribution Date has occurred;

         WHEREAS, Section 26 of the Rights Agreement provides that, prior to the Distribution Date, the Company and the Rights Agent shall, if the Company so directs, supplement or amend any provision of the Rights Agreement without the approval of any holders of certificates representing shares of Common Stock of the Company (subject to certain exceptions);

         WHEREAS, pursuant to Section 26 of the Rights Agreement, an appropriate officer of the Company has delivered a certificate to the Rights Agent stating that the proposed supplements or amendments to the Rights Agreement set forth in this Amendment are in compliance with Section 26 of the Rights Agreement; and

         WHEREAS, pursuant to the terms of the Rights Agreement and in accordance with Section 26 thereof, the Board of Directors of the Company has directed that the Rights Agreement should be amended and supplemented as set forth in this Amendment prior to the execution of the Merger Agreement.


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         NOW THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

         SECTION 1. Amendments to Rights Agreement. The Rights Agreement is hereby amended as follows:

         (a) The definition of "Acquiring Person" in Section 1(a) of the Rights Agreement is amended to delete the word "or" at the end of clause (i) of such definition and add the following at the end of such definition prior to the period:

          ", or (iii) any of Parent, Merger Sub or any Affiliate of either who, notwithstanding anything in this Agreement to the contrary, shall be deemed not to be an Acquiring Person or an Affiliate of any Acquiring Person, either individually or collectively, solely as a result of (A) the execution and delivery of that certain Agreement and Plan of Merger dated as of May 4, 2006 (as amended from time to time, the "Merger Agreement") among U.S. TelePacific Holdings Corp., a Delaware corporation ("Parent"), TPMC Acquisition Corp., a Delaware corporation and wholly owned subsidiary of Parent ("Merger Sub"), and the Company or (B) the consummation of the Merger (as defined herein) or any of the other transactions contemplated by the Merger Agreement".

         (b) The definition of "Stock Acquisition Date" in current Section 1(nn) of the Rights Agreement is amended to add the following sentence at the end thereof:

          "Notwithstanding anything in this Agreement to the contrary, a Stock Acquisition Date shall be deemed not to have occurred solely as a result of
     (A) the execution and delivery of the Merger Agreement or (B) the consummation of the Merger or any of the other transactions contemplated by the Merger Agreement."

         (c) The following definition is added to Section 1 of the Rights Agreement and the definitions following such added definition shall be deemed to be reordered accordingly:

          "(s) "Merger" shall mean the merger of Merger Sub with and into the Company in accordance with the terms and conditions of the Merger Agreement."

         (d) Section 3(a) of the Rights Agreement is amended to add the following sentence at the end thereof:

          "Notwithstanding anything in this Agreement to the contrary, a Distribution Date shall be deemed not to have occurred solely as the result of (i) the execution and delivery of the Merger Agreement or (ii) the consummation of the Merger or any of the other transactions contemplated by the Merger Agreement."

         (e) Section 7(a) of the Rights Agreement is modified, amended and restated as follows:

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          "Prior to the earlier of (i) the time immediately prior to the
     Effective Time (as such term is defined in the Merger Agreement), (ii) the Close of Business on the tenth anniversary hereof (the "Final Expiration Date") and (iii) the time at which the Rights are redeemed as provided in
     Section 23 (the earlier of (i), (ii) and (iii) being the "Expiration Date"), the registered holder of any Rights Certificate may, subject to the provisions of Sections 7(e) and 9(c), exercise the Rights evidenced thereby in whole or in part at any time after the Distribution Date upon surrender of the Rights Certificate, with the form of election to purchase and the certificate on the reverse side thereof duly executed, to the Rights Agent at the office of the Rights Agent designated for such purpose, together with payment of the aggregate Purchase Price (as hereinafter defined) for the number of Units of Preferred Stock (or, following a Triggering Event, other securities, cash or other assets, as the case may be) for which such surrendered Rights are then exercisable."

         (f) Section 11(a)(ii) of the Rights Agreement is amended to add the following at the end thereof immediately prior to the period:

                  "; provided, however, that, notwithstanding anything in this Agreement to the contrary, a Section 11(a)(ii) Event shall be deemed not to have occurred solely as a result of (x) the execution and delivery of the Merger Agreement or (y) the consummation of the Merger or any of the other transactions contemplated by the Merger Agreement".

         (g) Section 13(a) of the Rights Agreement is amended to add the following at the end thereof immediately prior to the period:

          "; provided, however, that, notwithstanding anything in this Agreement to the contrary, a Section 13 Event shall be deemed not to have occurred solely as a result of (x) the execution and delivery of the Merger Agreement or (y) the consummation of the Merger or any of the other transactions contemplated by the Merger Agreement".

         SECTION 2. Interpretation. The term "Agreement" as used in the Rights Agreement shall be deemed to refer to the Rights Agreement as amended hereby.

         SECTION 3. Effectiveness. This Amendment shall be deemed effective as of the date first written above. Except as expressly amended herein, all other terms and conditions of the Rights Agreement shall remain in full force and effect.

         SECTION 4. Governing Law. This Amendment shall be deemed to be a contract made under the laws of the State of Delaware, and for all purposes of this Amendment shall be governed by and construed in accordance with the laws of such State applicable to contracts made and to be performed entirely within such State.

         SECTION 5. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original and all of which shall constitute one and the same document.


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         IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the day and year first above written.


                                   MPOWER HOLDING CORPORATION


                                   By: /s/ Russell I. Zuckerman
                                       ----------------------------------
                                       Name:  Russell I. Zuckerman
                                       Title: Senior Vice President,
                                               General Counsel and Secretary


                                   CONTINENTAL STOCK TRANSFER &
                                   TRUST COMPANY


                                   By: /s/ Michael G. Mullings
                                       ---------------------------------
                                       Name:  Michael G. Mullings
                                       Title:  Vice President